MASSMUTUAL SELECT FUNDS

Supplement dated January 13, 2015 to the

Prospectus dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective January 9, 2015, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) was added as co-subadviser to the Blue Chip Growth Fund.

Effective January 9, 2015, the following information replaces the information found under Principal Investment Strategies on pages 46-47 for the Blue Chip Growth Fund:

Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In selecting securities, Loomis Sayles emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when (i) it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.

In pursuing its investment objective, each of T. Rowe Price and Loomis Sayles has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or Loomis Sayles believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

Effective January 9, 2015, the following information under the headings Subadviser and Portfolio Manager relating to the Blue Chip Growth Fund found on page 48 in the section titled Management is hereby replaced by the following information:

Subadvisers: T. Rowe Price Associates, Inc.

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.

Aziz V. Hamzaogullari, CFA is a Vice President at Loomis Sayles. He has managed the Fund since January 2015.

Effective January 9, 2015, the following information replaces similar information found under the heading Subadvisers and Portfolio Managers on pages 118-119 in the section titled Management of the Funds:

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Diversified Value Fund and Blue Chip Growth Fund. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. As of November 30, 2014, Loomis Sayles managed approximately $230.6 billion in assets.

Loomis Sayles was added as a co-subadviser of the Blue Chip Growth Fund on January 9, 2015.

Arthur Barry, CFA

is the portfolio manager of a portion of the Diversified Value Fund. Mr. Barry is a Vice President of Loomis Sayles and a portfolio manager for its large cap value group. Mr. Barry joined Loomis Sayles in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President of State Street Research & Management and portfolio manager for its Large Cap Value Fund. Previously, Mr. Barry was a senior portfolio manager at Invesco Capital Management where he was a member of its large cap value investment team responsible for $1 billion in institutional client accounts. Prior to that, Mr. Barry was a portfolio manager at Federated Research Corp., first as lead portfolio manager for its Capital Appreciation Fund before assuming leadership of its American Leaders Fund. In 2000, he was recognized as one of the Top 100 portfolio managers by Barron’s in its annual ranking of mutual fund stockpickers.

Aziz V. Hamzaogullari, CFA

is the portfolio manager of a portion of the Blue Chip Growth Fund. Mr. Hamzaogullari is a Vice President of Loomis Sayles and portfolio manager of the large cap growth and all cap growth strategies. Mr. Hamzaogullari joined Loomis Sayles in 2010. Prior to joining Loomis Sayles, Mr. Hamzaogullari was a senior portfolio manager of Evergreen Investments, which he joined in 2001. While at Evergreen, Mr. Hamzaogullari was head of Evergreen’s Berkeley Street Growth Equity team and was founder of the research and investment process. Prior to his service with Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors.

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B3001M-14-08

MASSMUTUAL SELECT FUNDS

MassMutual Select Blue Chip Growth Fund

Supplement dated January 13, 2015 to the

Summary Prospectus dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus. It should be retained and read in conjunction with the Summary Prospectus.

Effective January 9, 2015, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) was added as co-subadviser to the Fund.

Effective January 9, 2015, the following information replaces the information found under Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents.

In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In selecting securities, Loomis Sayles emphasizes companies with sustainable competitive advantages, long-term secular and profitable growth, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when (i) it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.

In pursuing its investment objective, each of T. Rowe Price and Loomis Sayles has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or Loomis Sayles believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).

Effective January 9, 2015, the following information under the headings Subadviser and Portfolio Manager found in the section titled Management is hereby replaced by the following information:

Subadvisers: T. Rowe Price Associates, Inc.

Loomis, Sayles & Company, L.P.

Portfolio Managers:

Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.

Aziz V. Hamzaogullari, CFA is a Vice President at Loomis Sayles. He has managed the Fund since January 2015.

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BCG 14-01

MASSMUTUAL SELECT FUNDS

Supplement dated January 13, 2015 to the

Statement of Additional Information dated April 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective January 9, 2015, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) was added as a co-subadviser to the Blue Chip Growth Fund.

Effective January 9, 2015, the following information replaces the information for the Blue Chip Growth Fund found on page B-3 in the section titled General Information:

The subadvisers for the Blue Chip Growth Fund are T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, and Loomis Sayles.

Effective January 9, 2015, the following information replaces the information found in the second, sixteenth, and seventeenth paragraphs on pages B-90 and B-91 under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

Brandywine Global and Loomis Sayles both act as subadvisers for the Diversified Value Fund. Brandywine Global is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia with an office in San Francisco. Brandywine Global also operates two affiliated companies with offices in Singapore and London. Loomis Sayles is an indirect subsidiary of Natixis Global Asset Management, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management, L.P. is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Loomis Sayles also provides subadvisory services for the MML Equity Fund, a series of MML Series Investment Fund II, a registered, openend investment company for which MML Advisers serves as investment adviser. Loomis Sayles and T. Rowe Price both act as subadvisers for the Blue Chip Growth Fund. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

Frontier and T. Rowe Price both act as subadvisers for the Mid Cap Growth Equity II Fund.

T. Rowe Price also provides subadvisory services for the MML Equity Income Fund, MML Blue Chip Growth Fund, MML Mid Cap Growth Fund, and MML Small Company Value Fund, each of which are series of MML Series Investment Fund, a registered, openend investment company for which MML Advisers serves as investment adviser.

Effective January 9, 2015, the following information supplements the information for Loomis, Sayles & Company, L.P. found beginning on page B-295 in the section titled Appendix C—Additional Portfolio Manager Information:

Loomis, Sayles & Company, L.P.

The portfolio manager of the Blue Chip Growth Fund is Aziz V. Hamzaogullari.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*

Aziz V. Hamzaogullari
Registered investment companies**	9	$8,242 million	0	$0
Other pooled investment vehicles	8	$848 million	1	$511 million
Other accounts	75	$4,918 million	0	$0

*	The information provided is as of November 30, 2014.
**	Does not include the Blue Chip Growth Fund.

Ownership of Securities:

As of November 30, 2014, the portfolio manager did not own any shares of the Blue Chip Growth Fund.

Effective January 9, 2015, the following information replaces similar information for Loomis, Sayles & Company, L.P. found on pages B-295-297 in the section titled Appendix C—Additional Portfolio Manager Information:

Conflicts of Interest:

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures.

Compensation:

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis

Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. If the majority of the assets in the product are contained in the mutual fund that comparison will drive compensation. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the Evestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). In addition, the performance measurement for equity compensation incorporated a consistency metric using longer term (3, 5, etc.) rolling excess return compared to a peer group over a sustained measurement period (5, 7, etc. years). The exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue or asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark for the Diversified Value Fund is the Russell 1000 Value Index. The benchmark for the Blue Chip Growth Fund is the Russell 1000 Growth Index.

Loomis Sayles uses either an institutional peer group as a point of comparison for equity manager performance, a Morningstar universe and/or the Lipper universe. In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;
•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and
•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

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SAI B3001M-14-08